Purchase of Assets and Liabilities of MBank

Riverview BANCORP, INC.

September 29, 2016



Forward-Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: expected revenues, cost savings, synergies and other benefits from the proposed purchase and assumption by Riverview Community Bank of certain assets and liabilities from MBank might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite regulatory approvals for the transaction might not be obtained; our ability to raise common capital; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in the our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of us by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change Riverview Community Bank's regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of its senior management team; costs and effects of litigation, including settlements and judgments; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on its common stock; and interest or principal payments on its junior subordinated debentures; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in our filings with the SEC. Additional information concerning certain of these risk and uncertainties are described in Riverview Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

Transaction Overview

Transaction Structure	■ Riverview Community Bank will assume $157M of MBank's assets and $134M of liabilities ($128M of deposits for a 0.50% premium on core deposits and $130M of total loans for a 3.25% premium net of 3.0% credit mark) ■ Riverview Bancorp, Inc. assumes $5.2M of Trust Preferred Securities with a $3.1M mark
Purchase Accounting	■ 0.50% premium on core deposits, or $600,000 ■ 3.25% premium on loans, or $4.1M ■ Core deposit intangible of 1.25% of non-time deposits, amortized straight line over 10 years ■ Gross pre-tax credit mark of $3.9M (equates to 3.0% of 6/30/16 loans) ■ ~$2.5M in goodwill and intangibles created
Transaction Metrics	■ 28.9% and 26.0% accretive to 2017 and 2018 EPS, respectively ■ Less than 2 years of TBV earnback
Cost Savings / Synergies	■ 40% cost savings on MBank's non-interest expense are assumed (100% for the first year and expected to close in first quarter of 2017) ■ Revenue synergies have not been included in the combined results
One-time Costs	■ One-time deal and restructuring charges of $900,000 (after-tax)
Advisors	■ Keefe, Bruyette & Woods as financial advisor and Breyer & Associates PC as legal advisor

Note: Purchasing accounting adjustments based on preliminary estimates.

Pro Forma Franchise Geographic Presence

Riverview Bancorp, Inc.

Pro Forma Deposit Market Share

Portland-Vancouver-Hillsboro, OR-WA

Rank	Institution (ST)	Number of Branches	Deposits in Market ($000)	Market Share (%)
1	U.S. Bancorp (MN)	108	9,779,990	22.88
2	Bank of America Corp. (NC)	50	8,626,305	20.18
3	Wells Fargo & Co. (CA)	69	7,951,959	18.60
4	JPMorgan Chase & Co. (NY)	78	4,179,541	9.78
5	KeyCorp (OH)	51	2,682,806	6.28
6	Umpqua Holdings Corp. (OR)	40	2,389,942	5.59
7	BNP Paribas USA Inc. (NY)	17	1,147,505	2.68
8	Columbia Banking System Inc. (WA)	25	1,125,773	2.63
	Pro Forma Franchise	*16*	*760,664*	*1.78*
9	Riverview Bancorp Inc. (WA)	13	605,733	1.42
10	Pacific Continental Corp. (OR)	5	510,070	1.19
11	First Republic Bank (CA)	2	438,111	1.02
12	Washington Federal Inc. (WA)	8	392,523	0.92
13	Mitsubishi UFJ Financial	2	336,316	0.79
14	First FS&LA of McMinnville (OR)	7	314,743	0.74
15	Banner Corp. (WA)	9	281,806	0.66
16	Premier Commercial Bancorp (OR)	5	278,009	0.65
17	HomeStreet Inc. (WA)	6	277,210	0.65
18	Beneficial State Foundation (CA)	6	181,970	0.43
19	W.T.B. Financial Corp. (WA)	2	160,104	0.37
20	CCB Financial Corporation (OR)	4	156,498	0.37
21	Merchants Bancorp (OR)	3	154,931	0.36
22	Cascade Bancorp (OR)	1	143,884	0.34
23	Grandpoint Capital Inc. (CA)	1	143,300	0.34
24	GWY LLC (WA)	2	122,397	0.29
25	Lewis & Clark Bank (OR)	1	119,523	0.28
	Total For Institutions in Market	530	42,751,267	100.00

Pro Forma Geographic Footprint



Longview
Kelso
Vancouver
Portland
Hillsboro
Gresham
Aloha
Tigard
Tualatin
Lake Oswego
West Linn
Salmon Creek
Battle Ground
Camas
Washougal
Stevenson
White Salmon
Goldendale
Salem
Aumsville
Woodburn
OREGON
RVSB (17 Branches)
MBank (3 Branches)

Source: SNL Financial and MapPoint.
Note: Excludes MBank's mobile branch.
Note: Deposit market share data as of 6/30/15.

Pro Forma Loan Summary

Riverview BANCORP, INC.



RVSB
Commercial Const., 3%
Consumer, 6%
Custom Const., 0%
Spec. Const., 2%
HELOCS, 3%
Commercial, 10%
Consumer Land, 0%
Commercial RE OO, 20%
1-4 Family, 10%
Land Development, 2%
Multifamily, 5%
Commercial RE NOO, 39%



MBank
Commercial Const., 2%
HELOCS, 3%
Consumer, 1%
1-4 Family, 3%
Land Development, 1%
Multifamily, 9%
Commercial, 30%
Commercial RE NOO, 22%
Commercial RE OO, 30%



Pro Forma
Custom Const., 0%
Spec. Const., 2%
Commercial Const., 3%
Consumer, 5%
HELOCS, 3%
Consumer Land, 0%
Commercial, 13%
1-4 Family, 9%
Land Development, 2%
Commercial RE OO, 21%
Multifamily, 5%
Commercial RE NOO, 35%

	RVSB		MBank		Pro Forma	
Commercial	$ 61,696	10%	$ 39,223	30%	$ 100,919	13%
Commercial RE OO	123,681	20%	38,668	30%	162,349	21%
Commercial RE NOO	246,280	39%	28,338	22%	274,617	36%
Multifamily	30,441	5%	11,066	9%	41,507	5%
Land Development	11,137	2%	1,016	1%	12,153	2%
1-4 Family	65,977	10%	4,544	3%	70,521	9%
Consumer Land	2,074	0%	-	0%	2,074	0%
HELOCS	18,464	3%	3,700	3%	22,165	3%
Spec. Const.	12,614	2%	-	0%	12,614	2%
Custom Const.	1,617	0%	-	0%	1,617	0%
Commercial Const.	20,327	3%	2,370	2%	22,698	3%
Consumer	35,506	6%	1,189	1%	36,695	5%
Total	**$ 629,814**		**$ 130,115**		**$ 759,929**	

Source: SNL Financial. Bank level data as of 6/30/2016.

Pro Forma Deposit Summary

	RVSB		MBank		Pro Forma	
						
Non-Int Checking	$ 186,451	24%	$ 32,261	25%	$ 218,712	24%
Interest Checking	151,339	19%	9,362	7%	160,701	18%
Money Market	237,936	30%	27,833	22%	265,768	29%
Savings	98,808	13%	10,773	8%	109,581	12%
CD - Less than $100k	63,133	8%	19,043	15%	82,176	9%
CD - $100k - $250k	43,431	6%	14,095	11%	57,526	6%
CD - Greater than $250k	8,456	1%	4,000	3%	12,456	1%
Internet CDs	-	0%	10,444	8%	10,444	1%
Total Deposits	**$ 789,555**		**$ 127,810**		**$ 917,365**	

Source: SNL Financial. Bank level data as of 6/30/2016.